Exhibit 10.2


THIS PROMISSORY NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBJECT TO THE INTERCREDITOR AND SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BETWEEN MERCANTILE CAPITAL, L.P. AND BAENA ADVISORS, LLC. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE TRANSFER OF THIS PROMISSORY NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH THEREIN.


                                 PROMISSORY NOTE


$4,750,000.00                                                  December 28, 2006

                  FOR VALUE RECEIVED, the undersigned, MONEY CENTERS OF AMERICA, INC., a Delaware corporation, with offices at 700 South Henderson Road, Suite 325, King of Prussia, Pennsylvania 19406 (the "Borrower"), promise to pay to the order of BAENA ADVISORS, LLC at the office designated below, the principal sum of FOUR MILLION SEVEN HUNDRED FIFTY DOLLARS ($4,750,000.00) or such lesser principal amount as set forth below, together with interest on the unpaid principal balance hereof payable as set forth below. All such principal and interest shall be payable in lawful money of the United States of America in immediately available funds at the offices of Lender, at 21 East 5th Avenue, Suite 204, Conshohocken, Pennsylvania 19428 or such other address as Lender may, from time to time, notify the Borrower.

                  This Promissory Note (the "Note") arises out of the Credit and Security Agreement, dated December 28, 2006, by and between the Borrower and the Lender (as amended, modified, or supplemented from time to time, the "Credit Agreement"). Reference is made to the Credit Agreement for a statement of the respective rights and obligations of the parties and the terms and conditions therein provided, under which all or any part of the principal hereof, accrued interest thereon, and other amounts payable under the Credit Agreement may become immediately due and payable. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  Notwithstanding the face amount of this Note, the Borrower's liability hereunder shall be limited at all times to the actual aggregate outstanding Indebtedness to the Lender under the Credit Agreement as established by Lender's books and records, which books and records shall be conclusive absent manifest error. Interest shall accrue on the outstanding principal balance hereof at the rate or rates provided for in the Credit Agreement.

                  The occurrence of an Event of Default under the Credit Agreement constitutes an Event of Default under this Note and entitles Lender, in accordance with the Credit Agreement, to declare this Note immediately due and payable.

                  The Borrower hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note, except any notice requirements set forth in the Credit Agreement.

                  This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. This Note shall be governed as to validity, interpretation and effect by the laws of the Commonwealth of Pennsylvania.

                  In the event any interest rate applicable hereto is in excess of the highest rate allowable under applicable law, then the rate of such interest will be reduced to the highest rate not in excess of such maximum allowable interest and any excess previously paid by the Borrower shall be deemed to have been applied against the principal outstanding under the Credit Agreement.

                  The Borrower shall also be liable hereunder for all fees, costs and expenses as provided in the Credit Agreement.

BORROWER AND LENDER AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE.

EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S ACCEPTING THIS NOTE.

POWER TO CONFESS JUDGMENT. THE BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR THE BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST THE BORROWER IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION EQUAL TO TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO, THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE.

NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL SUCH TIME AS THE LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS. NOTWITHSTANDING THE ATTORNEY'S COMMISSION PROVIDED FOR IN THE PRECEDING PARAGRAPH (WHICH IS INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS' FEES THAT THE LENDER MAY RECOVER FROM THE BORROWER SHALL NOT EXCEED THE ACTUAL ATTORNEYS' FEES INCURRED BY THE LENDER.



                  {remainder of page intentionally left blank}

BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF JURY TRIAL AND CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO BORROWER BY SUCH COUNSEL.

                  IN WITNESS WHEREOF, the undersigned, by its duly authorized officers, has executed this Note, under seal, the day and year first above written, with the intent to be legally bound.


WITNESS:                                          MONEY CENTERS OF AMERICA, INC.



____________________________             By: /s/ Jason P. Walsh __________(SEAL)
                                             ----------------------
                                                 Jason P. Walsh
                                                 Chief Financial Officer

                   EXPLANATION AND WAIVER OF RIGHTS REGARDING
                CONFESSION OF JUDGMENT AND EXECUTION PROCEEDINGS


                  1. On the date hereof, MONEY CENTERS OF AMERICA, INC., a Delaware corporation (the "Borrower"), is signing and delivering to BAENA ADVISORS, LLC (the "Lender") a certain promissory note in the principal sum of $4,750,000.00 secured by all assets of the Borrower (as the same may be renewed, modified, amended, extended, restated or replaced, whether one or more, the "Obligations"). The Borrower has been advised that the Obligations contain provisions that allow the Lender to confess judgment against the Borrower. The Borrower has read the Obligations and clearly and specifically understands that by signing the Obligations:

                           (a) The Borrower is authorizing the Lender to enter a
judgment or judgments against the Borrower and in favor of the Lender, which will give the Lender a lien upon any real estate which the Borrower may own in any county where the judgment is entered, in addition to the real estate subject to the aforesaid mortgage;

                           (b) The Borrower is giving up an important right to
any notice or opportunity for a hearing before the entry of these judgments on the records of the Court;

                           (c) The Borrower is agreeing that the Lender may
enter these judgments and understands that the Borrower will be unable to contest the validity of the judgments, should the Lender enter them, unless the Borrower successfully challenges entry of the judgments through petitions to open or strike the judgments, which will require the Borrower to retain counsel at the Borrower's expense;

                           (d) The Borrower may be giving up an important right
to any notice or opportunity for a hearing before the Lender may request and use the power of the state government to deprive the Borrower of its property pursuant to the judgments by seizing or having the Sheriff or other official seize the Borrower's bank accounts, inventory, equipment, furnishings, or any other personal property that the Borrower may own, to satisfy the Obligations; and
                           (e) The Borrower may be immediately deprived of the
use of any property that is seized by the Lender pursuant to the judgments without notice or a hearing, and the procedural rules of Pennsylvania's court system may not guarantee that the Borrower will receive a prompt hearing after the Borrower's property is seized.

                  2. The Borrower knows and understands that it is the confession of judgment clauses in the Obligations which give the Lender the rights described in subparagraphs (a) through (e) of Paragraph 1 above.

                  3. Fully and completely understanding the rights which are being given up if the Borrower signs the Obligations, the Borrower nevertheless freely, knowingly and voluntarily waives such rights and chooses to sign the Obligations.

                  4. The Borrower acknowledges that the proceeds of the Obligations are to be used for business purposes, that she has reviewed the foregoing with her legal counsel, and that Borrower's annual income is in excess of $10,000.


Dated this 28th day of December, 2006.


THE BORROWER HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE OBLIGATIONS AND FULLY UNDERSTANDS ITS CONTENTS.


WITNESS:                                MONEY CENTERS OF AMERICA, INC.



____________________________            By: /s/ Jason P. Walsh _______(SEAL)
                                            ----------------------
                                                Jason P. Walsh
                                                Chief Financial Officer